                                                                    EXHIBIT 10.9



LASALLE NATIONAL BANK
--------------------------------------------------------------------------------
                                                      [LASALLE BANKS LETTERHEAD]


April 16, 1997

Perfumania, Inc.
11701 N.W. 101st Road
Miami, Florida 33178

Gentlemen:

    PERFUMANIA, INC., a Florida corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated June 25, 1992 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

    NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1.  The Agreement hereby is amended as follows:

    (a) Paragraph 11.(o) of the Agreement is deleted in its entirety and the following is substituted in its place:

                (o) Borrower and Magnifique shall at all times maintain an aggregate net worth of not less than the Minimum Tangible Net
         Worth, as hereinafter defined. At all times during Borrower and Magnifique's fiscal years, with the exception of the last day of each fiscal year, "Minimum Tangible Net Worth" shall equal $29,000,000.00. On the last day of each of Borrower and Magnifique's fiscal years, beginning

LASALLE
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LASALLE NATIONAL BANK

Perfumania, Inc.
April 16, 1997
Page 2

                        with fiscal 1998, Minimum Tangible Net Worth shall equal $34,000,000.00; "Tangible Net Worth" being defined for purposes of this paragraph as Borrower's and Magnifique's shareholders' equity (including retained earnings) less the book value of all intangible assets, as determined solely by Bank on a consistent basis, plus the amount of any LIFO reserve plus the amount any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the consolidated financial statement dated February 1, 1997 except as set forth herein; and

                 (b) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                 (1) LOAN LIMIT: Bank may, in its sole discretion, advance an amount up to the sum of the following sublimits (the "Loan Limit"):

                        (a) Up to sixty-five percent (65%) of the face amount
                            (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) of Borrower's Eligible Accounts, or Four Million and No/100 Dollars ($4,000,000.00), whichever is less; plus

                        (b) Subject to subparagraph (3)(a) of Exhibit A of the
                            Agreement, up to forty percent (40%) of the lower of the cost or market value of Borrower's Eligible Inventory (excluding the Inventory described in subparagraph (1)(c) of Exhibit A of the Agreement); plus

                        (c) Subject to subparagraph (3)(c) of Exhibit A of the
                            Agreement, up to forty percent (40%) of the lower of the cost or market value of Borrower's Eligible Inventory (excluding the

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK


Perfumania, Inc.
April 16, 1997
page 3


                        Inventory described in subparagraph (1)(b) of Exhibit A of the Agreement); plus

                   (d) Subject to Paragraph (2) of Exhibit A of the Agreement, up to forty percent (40%) against the face amount of Commercial Letters of Credit issued by Bank for the purpose of purchasing Inventory, provided that such Commercial Letters of Credit are in form and substance satisfactory to Bank; minus

                   (e) Such reserves as Bank elects, in its sole discretion, to establish from time to time;

                        provided, that the advances made pursuant to subparapgraphs (1)(b), (1)(c) and (1)(d) above shall in no event exceed Six Million and No/100 Dollars ($6,000,000.00); further provided that, subject to subparagraph (13)(e) below, the aggregate Loan Limit shall in no event exceed Thirty-Five Million and No/100 Dollars ($35,000,000.00) during the time period of February 6th through December 19th of each year, which shall decrease to Thirty-Two Million and No/100 Dollars ($32,000,000.00) during the time period of December 20th of each year through February 5th of the following year, minus the then outstanding amount of all loans and advances to Magnifique Parfumes and Cosmetics, Inc. ("Magnifique") under that certain Loan and Security Agreement dated June 25, 1992 by and between Bank and Magnifique, except as such amount may be increased by Bank, in its sole discretion, from time to time.

    (c) Subparagraphs (3)(a) and (3)(c) of Exhibit A of the Agreement are deleted in their entirety and the following is substituted in their place:

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK

Perfumania, Inc.
April 16, 1997
Page 4


                (a)  With respect to the advance described in subparagraph
                     (1)(b) of Exhibit A of the Agreement, such Inventory shall consist solely of wholesale Inventory stored in the Miami warehouse.

                (c)  With respect to the advance described in subparagraph
                     (1)(c) of Exhibit A of the Agreement, such Inventory shall consist solely of wholesale Inventory stored in a bonded warehouse on which a duty has not been paid and which is stored in a duty free warehouse.

           (d) Subparagraph (5)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                (c) ONE-TIME FEE: In consideration of Bank increasing the Loan Limit, Borrower and Magnifique shall jointly pay to Bank a fee in the amount of $5,208.00, which fee shall be fully earned by Bank and payable at the time of execution of this Amendment.


           (e)  Paragraph (7) and subparagraphs (7).(1), (7).(2), (7).(3) and
(7).(5) (but not subparagraph (7).(4)) of Exhibit A of the Agreement are deleted in their entirety and the following is substituted in their place:


                (7) STORE OPENINGS: Borrower, together with Magnifique shall have no store openings between November
                        20 and January 31 of each fiscal year during the Original Term or any Renewal Term. In addition, Borrower, together with Magnifique shall open no more than 50 new retail stores during fiscal year ending 1998.

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK


Perfumania, Inc.
April 16, 1997
Page 5



                (7).(1) CAP ON CAPITAL EXPENDITURES: Notwithstanding the
                        provisions of subparagraph 11(k) of the
                        Agreement, Borrower and Magnifique may make capital expenditures during any fiscal year in an amount not to exceed $8,500,000.00 in the aggregate. For purposes of this subparagraph, capital expenditures shall include, but is not limited to, new store asset acquisitions, pre opening store costs, and capitalized construction costs and are net of capital expenditures financed with indebtedness.

                (7).(2) PROFIT/LOSS COVENANTS: Borrower and Magnifique's
                        profit/loss on a consolidated basis shall be in accordance with the following schedule commencing with the year beginning February 1997 (1998 fiscal year) and for each fiscal year thereafter:

                        2/1 through 4/30 net loss of not more than $3,500,000.00;
                        2/1 through 10/31 net loss of not more than $4,000,000.00;
                        2/1 through 12/31 net loss of not more
                        than $2,000,000.00; and
                        2/1 through 1/31 net profit of at least
                        $1,275,000.00.

                (7).(3) MINIMUM CASH FLOW: Borrower and Magnifique's Minimum
                        Cash Flow in the aggregate shall be in accordance with the following schedule commencing with the year beginning February 1997 (1998 fiscal year) and for each fiscal year thereafter:

                        2/1 through 4/30 not less than a negative
                        $2,500,000.00;

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK


Perfumania, Inc.
April 16, 1997
Page 6



                        2/1 through 7/31 not less than a negative
                        $3,500,000.00;
                        2/1 through 10/31 not less than a negative
                        $4,000,000.00; and
                        2/1 through 1/31 not less than zero.

             (7).(5)    Intentionally Omitted.

        (f) Paragraph (13) of Exhibit A of the Agreement is amended to add the following subparagraph:

            (13)(e) PARTICIPATION AGREEMENT: Borrower shall cause CoreStates Bank, N.A. as Assignee of Meridian Commercial Finance Corporation to execute a Participation Agreement on terms acceptable to Bank, which Agreement shall supercede the Participation Agreement dated as of April 1, 1996.


        2. This Amendment shall not become effective until fully executed by all parties hereto.


        3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                     LASALLE NATIONAL BANK, A NATIONAL
                                     BANKING ASSOCIATION

                                     By: /S/
                                        ------------------------------

                                     Title: Senior Vice President
                                           ---------------------------

LASALLE
------------------------------------------------------------------------------
LaSalle National Bank

Perfumania, Inc.
April 16, 1997
Page 7

Accepted and agreed to this
16 day of April, 1997.

PERFUMANIA, INC.

By: /s/ Simon  Falic
   --------------------------
Simon Falic
Title: President and CEO

Consented and agreed to by the
following guarantors of the
obligations of Perfumania, Inc.
to LaSalle National Bank.

Ilia Lekach

Dated:
      -----------------------------

/s/ Simon Falic
-----------------------------------
Simon Falic

Date: 4/16/97
     ------------------------------

Magnifique Parfumes and Cosmetics,
Inc.


By: /s/ Simon Falic
   --------------------------------
Simon Falic
Title: Vice Presidenet

Date:   4/16/97

Ten Kesef II, Inc.

By:  /s/ Simon Falic
    -------------------------------
Simon Falic
Title: President

Date:  4/16/97
     ------------------------------

                  FIFTH AMENDMENT AND ALLONGE TO THAT CERTAIN
                        DEMAND NOTE DATED JUNE 25, 1992
           EXECUTED BY PERFUMANIA, INC. ("UNDERSIGNED") IN FAVOR OF
                LASALLE NATIONAL BANK ("BANK") IN THE ORIGINAL
                  PRINCIPAL AMOUNT OF $15,000,000.00 ("NOTE")


        This Fifth Amendment and Allonge to the Note is made and accepted by the Undersigned as of this 16 day of April, 1997. All capitalized terms used herein but not otherwise defined will have the same meanings herein as in the Note.

        Bank and the Undersigned have agreed to amend the Note as herein provided. Accordingly the Note is hereby amended as follows:

        1. The face amount of the Note is hereby amended to read Thirty-Five million and no/100 dollars ($35,000,000.00) from Thirty Million and No/100 Dollars ($30,000,000.00).


        Except as specifically amended hereby, the Note shall remain in full force and effect as issued. An executed original of this Fifth Amendment and Allonge shall be attached to the original Note and will constitute an integral part thereof.

                                   PERFUMANIA, INC.

                                   By: /s/ Simon Falic
                                       --------------------------
                                        Simon Falic



Accepted and Agreed to this
18th day of April, 1997.

LaSalle National Bank

By: /s/
   --------------------

Title: Sr. Vice President

------------------------------------------------------------------------------
FOR BANK USE ONLY

Officer Initial: /s/
                 ---------
Approval:        /s/
                 ---------

LaSalle National Bank
-------------------------------------------------------------------------------
                                                                  LASALLE BANKS


135 South LaSalle Street
Chicago, Illinoise 60603
(312) 904-2500


April 16, 1997


Magnifique Perfumes and
Cosmetics, Inc.
11701 N.W. 101st Road
Miami, Florida 33178

Gentlemen:

        Magnifique Parfumes and Cosmetics, Inc., a Florida corporation ("Borrower") and LaSalle National Bank, a national banking association ("Bank") have entered into that certain Loan and Security Agreement dated June 25, 1992 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Bank and now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receiipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      The Agreement hereby is amended as follows:

        (a) Paragraph 11.(o) of the Agreement is deleted in its entirety and the following is substituted in its place:

                (o) Borrower and Perfumania shall at all times maintain an aggregate tangible net worth of not less than the Minimum Tangible Net Worth, as hereinafter defined. At all times during Borrower and Perfumania's fiscal years, with the exception of the last day of each fiscal year, "Minimum Tangible Net Worth" shall equal $29,000,000.00.
                     On the last day of each of Borrower and Perfumania's fiscal years, beginning the fiscal 1998, Minimum Tangible Net Work shall equal $34,000,000.00; "Tangible Net Worth" being defined for purposes of

LaSalle
-------------------------------------------------------------------------------
LASALLE National Bank


Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page

                        this paragraph as Borrower's and Perfumania's shareholder's equity (including retained earnings) less the book value of all intangible assets, as determined solely by Bank on a consistenet basis, plus the amount of any LIFO reserve plus the amount of any LIFO reserve plus the amount any debt subordinated to Bank, all as determined under generally accepted accounting principles applied on a basis consistent with the consolidated financial statements dated February 1, 1997 except as set forth herein; and

                (b) Paragraph (1) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:

                (1) LOAN LIMIT: Bank may, in its sole discretion, advance an amount up to the sum of the following sublimits (the "Loan Limit");


                        (a) Up to fifty percent (50%) of the lower of the cost
                            or market value of Borrower's Eligible Inventory, or Sixty-Five Thousand and No/100 Dollars ($65,000.00) per store, whichever is less; plus

                        (b) Subject to subparagraph (2)(b) of Exhibit A of
                            the Agreement, up to fifty percent (50%) of the lower of the cost or market value of Borrower's Eligible Inventory, (excluding the Inventory described in subparagraph (1)(a) or Thirty-Seven Thousand Five Hundred and No/100 Dollars ($37,500.00) per store, whichever is less; minus

                        (c) Such reserves as Bank elects, in its sole
                            discretion, to establish from time to time;

LaSalle
-------------------------------------------------------------------------------
LASALLE National Bank


Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page 3


provided, that the aggregate Loan Limit shall in no event exceed Thirty-Five Million and No/100 Dollars ($35,000,000.00) during the time period of February 6th through December 19th of each year, which shall decrease to Thirty-Two Million and No/100 Dollars (32,000,000.00) during the time period of December 20th of each year through February 5th of the following year, minus the then outstanding amount of all loans and advances to Perfumania, Inc. ("Perfumania") under that certain Loan and Security Agreement dated June 25, 1992 by and between Bank and Perfumania, except as such amount may be increased by Bank, in its sole discretion, from time to time.

        (c) Paragraph (2) of Exhibit A of the Agreement is amended to add the following subparagraph:

            (b) With respect to the advance described in subParagraph (1)(b)
                of Exhibit A of the Agreement, such Inventory shall consist solely of retail Inventory stored in the Miami warehouse.

            (d) Subparagraph (4)(c) of Exhibit A of the Agreement is deleted in its entirety and the following is substituted in its place:


                (c) ONE-TIME FEE: In consideration of Bank increasing the Loan Limit, Borrower and Perfumania shall jointly pay to Bank a fee in the amount of $5,208.00, which shall be fully earned by Bank and payable at the time of execution of this Amendment.

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK

Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page 4



         (e) Paragraph (6) and subparagraphs (6).(1), (6).(2) and (6).(3) (but not subparagraph (6).(4)) of Exhibit A of the Agreement are deleted in their entirety and the following is substituted in their place:

                 (6) STORE OPENINGS: Borrower, together with Perfumania shall have no store openings between November 20 and January 31 of each fiscal year during the Original Term or any Renewal Term. In addition, Borrower, together with Perfumania shall open no more than 50 new retail stores during fiscal year ending 1998.

                 (6).(1) CAP ON CAPITAL EXPENDITURES: Notwithstanding the provisions of subparagraph 11(k) of the Agreement, Borrower and Perfumania may make capital expenditures during any fiscal year in an amount not to exceed $8,500,000.00 in the aggregate. For purposes of this subparagraph, capital expenditures shall include, but is not limited to, new store asset acquisitions, pre opening store costs, and capitalized construction costs and are net of capital expenditures financed with indebtedness.

                 (6).(2) PROFIT/LOSS COVENANTS: Borrower and Perfumania's profit/loss on a consolidated basis shall be in accordance with the following schedule commencing with the year beginning February 1997 (1998 fiscal year) and for each fiscal year thereafter:

                          2/1 through 4/30 net loss of not more than $3,500,000.00;
                          2/1 through 10/30 net loss of not more than $4,000,000.00;

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK


Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page 5


                        2/5 through 12/31 net loss of not more
                        than $2,000,000.00; and
                        2/1 through 1/31 net profit of at least
                        $1,275,000.00.

                (6).(3) MINIMUM CASH FLOW: Borrower and Perfumania's
                        Minimum Cash Flow in the aggregate shall be in accordance with the following schedule commencing with the year beginning February, 1997 (1998 fiscal year) and for each fiscal year thereafter:

                        2/1 through 4/30 not less than a negative
                        $2,500,000.00;
                        2/1 through 7/31 not less than a negative
                        $3,500,000.00;
                        2/1 through 10/31 not less than a negative
                        $4,000,000.00; and
                        2/1 through 1/31 not less than zero.

        (f) Paragraph (11) of Exhibit A of the Agreement is amended to add the following subparagraph:

                (11)(e) PARTICIPATION AGREEMENT: Borrower shall cause
                        CoreStates Bank, N.A. as Assignee of Meridian Commercial Finance Corporation to execute a Participation Agreement on terms acceptable to Bank, which Agreement shall supercede the Participation Agreement dated as of April 1, 1996.

        2. This Amendment shall not become effective until fully executed by all parties hereto.

LASALLE
--------------------------------------------------------------------------------
LASALLE NATIONAL BANK

Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page 6



        3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

                                        LASALLE NATIONAL BANK, a national
                                        banking association

                                        By: /s/
                                            ------------------------------------

                                        Title: Sr. Vice President

Accepted and agreed to this
16th day of April, 1997.

MAGNIFIQUE PARFUMES AND
COSMETICS, INC.

By: /s/
    -------------------------------

Title: Vice President

Consented and agreed to by the
following guarantors of the
obligations of Magnifique Parfumes
and Cosmetics, Inc. to LaSalle
National Bank


-----------------------------------
Ilia Lekach

Date:
     ------------------------------

LASALLE
--------------------------------------------------------------------------------
LaSalle National Bank

Magnifique Parfumes
and Cosmetics, Inc.
April 16, 1997
Page 7

/s/ Simon Falic
-------------------
Simon Falic

Date: 4/16/97
     --------------

Perfumania, Inc.

By: /s/ Simon Falic
    ------------------
Simon Falic
Title:  President and CEO

Date: 4/16/97
     --------------

Ten Kesef II, Inc.

By: /s/ Simon Falic
   ----------------
Simon Falic
Title: President

Date:   4/16/97
     --------------

                 THIRD AMENDMENT AND ALLONGE TO THAT CERTAIN
                 DEMAND NOTE DATED JUNE 25, 1992 EXECUTED BY
                   MAGNIFIQUE PARFUMES AND COSMETICS, INC.
                 ("UNDERSIGNED") IN FAVOR OF LASALLE NATIONAL
                   BANK ("BANK") IN THE ORIGINAL PRINCIPAL
                      AMOUNT OF $15,000,000.00 ("NOTE")

        This Third Amendment and Allonge to the Note is made and accepted by the Undersigned as of this 16 day of April, 1997. All capitalized terms used herein but not otherwise defined will have the same meanings herein as in the Note.

        Bank and the Undersigned have agreed to amend the Note as herein provided. Accordingly the Note is hereby amended as follows:

        1. The face amount of the Note is hereby amended to read Thirty-Five Million and No/100 dollars ($35,000,000.00) from Twenty Million and No/100 Dollars ($20,000,000.00).

        Except as specifically amended hereby, the Note shall remain in full force and effect as issued. An executed original of this Third Amendment and allonge shall be attached to the original Note and will constitute an integral part thereof.

                                                MAGNIFIQUE PARFUMES AND
                                                 COSMETICS, INC.

                                                By:/s/ Simon Falic
                                                   --------------------
                                                       Simon Falic
                                                Title: Vice President

Accepted and Agreed to this
18th day of April, 1997.

LaSalle National Bank

By: /s/ Bruce A. Denby
   -----------------------
        Bruce A. Denby
Title:  Sr. Vice President
-------------------------------------------------------------------------------
FOR BANK USE ONLY

Officer Initial: /s/
                ------
Approval: /s/
         -----